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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                ----------------


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (date of earliest event reported): November 11, 1998



                         The Elder-Beerman Stores Corp.
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             (Exact name of registrant as specified in its charter)



           Ohio                         0-02788                 31-0271980
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(State or other jurisdiction          (Commission)             (IRS Employer
      of incorporation)               File Number)           Identification No.)

       3155 El-Bee Road, Dayton, Ohio                             45439
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code: (937) 296-2700
                                                    --------------


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          (Former name or former address, if changed since last report)



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ITEM 5.      OTHER EVENTS.
             ------------

         On November 11, 1998, the Directors of Elder-Beerman Stores Corp. (the "Company") approved Amendment No. 1 (the "Amendment") dated as of November 11, 1998, to the Rights Agreement, dated as of December 30, 1997, by and between the Company and Norwest Bank Minnesota, N.A. The Amendment provides that the Final Expiration Date (as defined in the Rights Agreement) of the Rights Agreement shall be January 9, 2008, which is the tenth anniversary of the Record Date (as defined in the Rights Agreement).

         The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

         (a)      Financial Statements of Business Acquired:  N/A
                  -----------------------------------------

         (b)      Pro Forma Financial Information:  None
                  -------------------------------

         (c)      Exhibits:
                  --------

                  Exhibit
                  Number            Exhibit
                  ------            -------

                  4.1 Rights Agreement, dated as of December 30, 1997, by and between the Company and Norwest Bank Minnesota N.A., incorporated by reference to Exhibit 4.1 to the Company's Registration Statement on Form 8-A, dated November 17, 1998.

                  4.2 Amendment No. 1, dated as of November 11, 1998, to the Rights Agreement, dated as of December 30, 1997, by and between the Company and Norwest Bank Minnesota N.A., incorporated by reference to Exhibit 4.2 to the Company's Registration Statement on Form 8-A, dated November 17, 1998.

                  99.1              Press Release, dated November 13, 1998.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  THE ELDER-BEERMAN STORES CORP.



                                  By: /s/ Scott J. Davido
                                     -----------------------------------------
                                        Name:   Scott J. Davido
                                        Title:  Senior Vice President, General
                                                Counsel and Secretary


Dated:  November 17, 1998



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                                INDEX TO EXHIBITS
                                -----------------




        EXHIBIT
        NUMBER          EXHIBIT
        ------          -------

          4.1 Rights Agreement, dated as of December 30, 1997, by and between the Company and Norwest Bank Minnesota N.A., incorporated by reference to Exhibit 4.1 to the Company's Registration Statement on Form 8-A, dated
                        November 17, 1998.

          4.2           Amendment No. 1, dated as of November 11, 1998, to the Rights
                        Agreement, dated as of December 30, 1997, by and between the Company and Norwest Bank Minnesota N.A., incorporated by reference to Exhibit
                        4.2 to the Company's Registration Statement on Form 8-A, dated November
                        17, 1998.

         99.1           Press Release, dated November 13, 1998.


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